SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 28, 2002


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-9


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

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
              Delaware                           333-77054                           13-3320910
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  (State or Other Jurisdiction of               (Commission              (I.R.S. Employer Identification
           Incorporation)                       File Number)                             No.)
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                               11 Madison Avenue
                           New York, New York 10010
             ----------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

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Item 5.  Other Events.
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     On March 28, 2002, Credit Suisse First Boston Mortgage Securities Corp.
(the "Company") entered into a Pooling and Servicing Agreement, dated as of March 1, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Bank One, National Association, as trustee, JPMorgan Chase Bank, as trust administrator, DLJ Mortgage Capital, Inc., as a seller, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer and Olympus Servicing, L.P., as a servicer and special servicer, providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2002-9. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of March 1, 2002, by and among the Company, DLJ Mortgage Capital, Inc., Bank One, National Association, JPMorgan Chase Bank, GreenPoint Mortgage Funding, Inc., Washington Mutual Mortgage Securities Corp. and Olympus Servicing, L.P..

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                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 17, 2002.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.



                                    By:   \s\ Steven Warjanka
                                        --------------------------------------
                                         Name: Steven Warjanka
                                         Title: Vice President

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Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

99.1 The Pooling and Servicing Agreement dated as of March 1, 2002, by and among the Company, DLJ Mortgage Capital, Inc., Bank One, National Association, JPMorgan Chase Bank,
          GreenPoint Mortgage Funding, Inc., Washington Mutual
          Mortgage Securities Corp. and Olympus Servicing, L.P...